UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 5, 2023

(Date of earliest event reported)

BANK5 2023-5YR3

(Central Index Key Number 0001991524)

(Exact name of issuing entity)

Bank of America, National Association

(Central Index Key Number 0001102113)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

(Exact name of sponsor as specified in its charter)

Banc of America Merrill Lynch Commercial Mortgage Inc.

(Central Index Key Number 0001005007)

(Exact name of registrant as specified in its charter)

Delaware	333-261279-04	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Bryant Park
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      646-855-3953

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 1.01.	Entry into a Material Definitive Agreement.

On September 28, 2023, Banc of America Merrill Lynch Commercial Mortgage Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated and effective as of September 1, 2023 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, of BANK5 2023-5YR3, Commercial Mortgage Pass-Through Certificates, Series 2023-5YR3 (the “Certificates”). An executed version of the Pooling and Servicing Agreement was included as Exhibit 4.1 to the current report on Form 8-K filed by the Issuing Entity on September 21, 2023 (SEC Accession No. 0001539497-23-001626) (the “September 21 Form 8-K”).

The Certificates represent, in the aggregate, the entire beneficial ownership in BANK5 2023-5YR3 (the “Issuing Entity”), a common law trust fund formed on September 28, 2023 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are thirty-six (36) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on sixty-five (65) commercial and/or multifamily properties (the “Mortgaged Properties”).

The Mortgage Loan secured by the portfolio of Mortgaged Properties identified on Exhibit B to the Pooling and Servicing Agreement as “Cipriani NYC Portfolio”, which is an asset of the Trust, is part of a whole loan (the “Cipriani NYC Portfolio Whole Loan”) that includes the Cipriani NYC Portfolio Mortgage Loan and one other loan that is pari passu to the Cipriani NYC Portfolio Mortgage Loan (the “Cipriani NYC Portfolio Pari Passu Companion Loan”). The Cipriani NYC Portfolio Pari Passu Companion Loan is not an asset of the Issuing Entity. The Pooling and Servicing Agreement provides that the Cipriani NYC Portfolio Whole Loan, including the Cipriani NYC Portfolio Mortgage Loan, is to be serviced and administered (i) until the securitization of the related pari passu note A-1, under the Pooling and Servicing Agreement and (ii) from and after the securitization of the related pari passu note A-1, under the pooling and servicing agreement entered into in connection with such securitization. The securitization of the related pari passu note A-1 occurred on October 5, 2023, and accordingly as of such date the Cipriani NYC Portfolio Whole Loan, including the Cipriani NYC Portfolio Mortgage Loan, is being serviced and administered pursuant to (i) a pooling and servicing agreement, a copy of which is attached hereto as Exhibit 4.1 and which is dated as of October 1, 2023, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer (the “BBCMS 2023-C21 PSA”), and (ii) the related Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version was included as Exhibit 4.13 to the September 21 Form 8-K.

The terms and conditions of the BBCMS 2023-C21 PSA applicable to the servicing of the Cipriani NYC Portfolio Mortgage Loan (including without limitation regarding the special servicing of the mortgage loans held by the Issuing Entity and the special servicer's duties regarding such mortgage loans, including limitations on the special servicer's liability under the Pooling and Servicing Agreement and terms regarding the special servicer’s removal, replacement, resignation or transfer) are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement, as described in the Prospectus (SEC File Number 333-261279-04) filed with the Securities and Exchange Commission on September 21, 2023 pursuant to Rule 424(b)(2) (the “Prospectus”) in the section captioned “Pooling and Servicing

Agreement”. However, the servicing arrangements will differ in certain respects, as described below and in the Prospectus in the section captioned “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans”.

•	The related Non-Serviced Master Servicer earns a primary servicing fee with respect to the Cipriani NYC Portfolio Mortgage Loan that is to be calculated at 0.00125% per annum.
•	Upon the Cipriani NYC Portfolio Whole Loan becoming a specially serviced loan under the BBCMS 2023-C21 PSA, the related Non-Serviced Special Servicer will earn a special servicing fee payable monthly with respect to such Whole Loan accruing at a rate equal to 0.25% per annum. Such special servicing fee is subject to a monthly floor of $5,000.
•	In connection with a workout of the Cipriani NYC Portfolio Whole Loan, the related Non-Serviced Special Servicer will be entitled to a workout fee equal to 1.00% of each collection (other than penalty charges and excess interest) of principal and interest (other than any amount for which a liquidation fee would be paid) made by the related borrower on a corrected Whole Loan for so long as it remains a corrected Whole Loan. Such workout fee is subject to a floor of $25,000 with respect to any particular workout of such Whole Loan.
•	The related Non-Serviced Special Servicer will be entitled to a liquidation fee equal to 1.00% of the related payments or proceeds received in connection with the liquidation of the Cipriani NYC Portfolio Whole Loan or related REO Property. Such liquidation fee is subject to a floor of the lesser of (a) 3.00% of the related payment or proceeds and (b) $25,000 with respect to such Whole Loan.
•	The operating advisor under the BBCMS 2023-C21 PSA will be entitled to consult with the related Non-Serviced Special Servicer under different circumstances than those under which the operating advisor is entitled to consult with the special servicer under the PSA. In particular, such operating advisor will be entitled to consult on major decisions when the principal balance of the “eligible horizontal residual interest” (as defined under the Credit Risk Retention Rules) issued by the BBCMS 2023-C21 securitization trust is 25% or less than the initial balance thereof (taking into account appraisal reduction amounts and collateral deficiency amounts). In addition, the operating advisor under the BBCMS 2023-C21 PSA will at any time be entitled to recommend the termination of the BBCMS 2023-C21 special servicer if it determines, in its sole discretion exercised in good faith, that (i) such special servicer is not performing its duties as required under the BBCMS 2023-C21 PSA or is otherwise not acting in accordance with the related servicing standard and (ii) the replacement of the special servicer would be in the best interest of the BBCMS 2023-C21 certificateholders as a collective whole. Such recommendation would then be subject to confirmation by the BBCMS 2023-C21 certificateholders pursuant to a certificateholder vote.
•	The BBCMS 2023-C21 PSA does not provide for any “risk retention consultation party”.

Capitalized terms used in this section without definition have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 6.02.	Change of Servicer or Trustee.

In the interest of transaction management it is noted that, effective October 5, 2023, as a result of the servicing change described under Item 1.01 above, 3650 REIT Loan Servicing LLC is a servicer of more than 10% of the Mortgage Loans included in the Issuing Entity (by cut-off date principal balance), by virtue of its role as the special servicer under the BMO 2023-5C1 PSA (as described in the Prospectus) with respect to the Gateway Center South Mortgage Loan, representing approximately 5.6% of the cut-off date principal balance, as the special servicer under the Benchmark 2023-V2 PSA (as described in the Prospectus) with respect to the Harborside 2-3 Mortgage Loan, representing approximately 2.3% of the cut-off date principal balance, and as the special servicer under the BBCMS 2023-C21 PSA (as described above) with respect to the Cipriani NYC Portfolio Mortgage Loan, representing approximately 3.4% of the cut-off date principal balance.

In the interest of transaction management it is also noted that, consistent with the expectation disclosed in the Prospectus, Wells Fargo Bank, National Association entered into a primary servicing agreement with Midland Loan Services, a Division of PNC Bank, National Association (“Midland”) for the primary servicing by Midland of the Cipriani NYC Portfolio Mortgage Loan, effective until the securitization of the related controlling note A-1. While such primary servicing agreement is no longer effective as a result of the securitization of the related controlling note A-1 described under Item 1.01 above, Midland remains a servicer of more than 10% of the Mortgage Loans included in the Issuing Entity (by cut-off date principal balance), by virtue of its role as the servicer under the MIRA 2023-MILE TSA (as described in the Prospectus) with respect to the Miracle Mile Shops Mortgage Loan, representing approximately 4.4% of the cut-off date principal balance, as the master servicer under the Benchmark 2023-V2 PSA (as described in the Prospectus) with respect to the Harborside 2-3 Mortgage Loan, representing approximately 2.3% of the cut-off date principal balance, as the master servicer under the Benchmark 2023-B39 PSA (as described in the Prospectus) with respect to the Back Bay Office Mortgage Loan, representing approximately 1.7% of the cut-off date principal balance, and as the master servicer under the BBCMS 2023-C21 PSA (as described above) with respect to the Cipriani NYC Portfolio Mortgage Loan, representing approximately 3.4% of the cut-off date principal balance.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated as of October 1, 2023, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2023	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC.
(Registrant)

	By:	/s/ Leland F. Bunch, III
		Name:	Leland F. Bunch, III
		Title:	Chief Executive Officer & President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1

Pooling and Servicing Agreement, dated as of October 1, 2023, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.

(E)